UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.20549

FORM 8K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

July 30, 2008
 Date of Report (Date of earliest event reported)

1st NRG Corp
 (Exact name of Registrant as specified in its Charter)

            Delaware                                      0-266-0                                    22-3386947
________________________________________________________________________
(State or other jurisdiction           (Commission File No.)                   (IRS Employer
     of incorporation)                                                                           Identification No.)

1730 LaBounty Rd.#213, Ferndale, WA 98248
 (Address of principal executive offices) (Zip Code)

360-384-4390
 (Registrants telephone number, including area code)

 (Former name or former address, if changed since last report)

INFORMATION INCLUDED IN THIS REPORT

Section 5 Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 28th,  2008 the Company entered into an agreement Dr. Charles A Kohlhaas whereby he was appointed the Chief Executive Officer of the Company.

Dr. Kohlhaas has over 40 years of operational and field experience with such companies as: ARCO, Amoco, B.J Hughes, Mobil, Chevron, Occidental, Conoco, Exxon, Marathon, Royal Dutch Shell, Forest Oil Corp. and Statoil (Norway). Dr. Kohlhaas was Professor of Petroleum engineering at the Colorado School of Mines. Dr. Kohlhaas has Petroleum Engineer and Geophysics PhD degrees from the Colorado School of Mines and Financial Management Certification from the University of Denver.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                1st NRG Corp.

Date: July 30, 2008 /s/ E. D. Renyk __________________________ E. D. Renyk, Assistant Secretary